AMENDMENT NO. 1 TO
                        ADMINISTRATIVE SERVICES AGREEMENT
                        Franklin Templeton Services, LLC
                   Allianz Life Insurance Company of New York

The administrative services agreement, dated as of October 1, 2003, by and among Franklin Templeton Services, LLC and Allianz Life Insurance Company of New York (the "Agreement") is hereby amended as follows:

1. Schedule B of the Agreement is hereby deleted and replaced in its entirety with the Schedule B attached hereto.

2. All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.


This Amendment is executed as of September 12, 2005.

                             ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
                             By: /s/ STEWART GREGG
                                ---------------------
                             Name:   Stewart D. Gregg
                             Title:  Assistant Secretary and Senior Counsel

                             FRANKLIN TEMPLETON SERVICES, LLC


                             By: /S/ SCOTT M. LEE
                                 ----------------
                             Name:   Scott M. Lee, CFA
                             Title:  Senior Vice President

17310-2

                                   SCHEDULE B
                         ADMINISTRATIVE EXPENSE PAYMENT

The Fund Administrator agrees to pay the Company a fee, computed daily and paid quarterly in arrears, equal to an annual rate as set forth below, applied to the average daily net assets of the shares of the Funds held in the subaccounts of the Accounts. The payment will be computed and paid in the manner described more completely in the Agreement.

------------------------------------------------------------------------------------------------------------------
                               PRODUCT                                                             BEGINNING of
    #        Company           NAME/                   FUNDS OF THE TRUST                  FEE      PERIOD FOR
                             1933 ACT NO.                                                 RATE      COMPUTATION
                                                                                                      OF FEE
------------------------------------------------------------------------------------------------------------------
  1.      Allianz Life      USAllianz      CLASS 2 SHARES:                                0.20%      10/01/03
          Insurance         Advantage      ---------------
          Company of        333-19699      Franklin Global Communications Securities
          New York                         Fund
                                           Franklin Growth and Income Securities Fund
                                           Franklin High Income Fund
                                           Franklin Income Securities Fund
                                           Franklin Large Cap Growth Securities
                                           Fund
                                           Franklin Real Estate Fund
                                           Franklin Rising Dividends Securities Fund
                                           Franklin Small-Mid Cap Growth Securities
                                           Fund
                                           Franklin Small Cap Value Securities Fund
                                           Franklin U.S. Government Fund
                                           Mutual Discovery Securities Fund
                                           Mutual Shares Securities Fund
                                           Templeton Developing Markets Securities
                                           Fund
                                           Templeton Foreign Securities Fund
                                           Templeton Growth Securities Fund
------------------------------------------------------------------------------------------------------------------
  2.      Allianz Life      USAllianz      CLASS 1 SHARES:                                0.10%      10/01/03
          Insurance         Advantage      ---------------
          Company of        333-19699      Franklin Zero Coupon Fund 2005 (1)
          New York                         Franklin Zero Coupon Fund 2010



1 Franklin Zero Coupon Fund 2005 will be maturing on 12/16/05 and it will be unavailable for investment after that time.

  17310-2                               2


-----------------------------------------------------------------------------------------------------------------------
                                PRODUCT                                                                 BEGINNING OF
                                 NAME/                    FUNDS OF THE TRUST                   FEE       PERIOD FOR
    #        COMPANY          1933 ACT NO.                                                    RATE     COMPUTATION
                                                                                                           OF FEE
-----------------------------------------------------------------------------------------------------------------------
   3.     Allianz Life       Valuemark II    CLASS 1 SHARES:                                  0.10%       10/01/03
          Insurance          33-26646        ---------------
          Company of                         Franklin Global Communications Securities
          New York                           Fund
                                             Franklin Growth and Income Securities Fund
                                             Franklin High Income Fund
                                             Franklin Income Securities Fund
                                             Franklin Large Cap Growth Securities Fund
                                             Franklin Real Estate Fund
                                             Franklin Rising Dividends Securities Fund
                                             Franklin Small-Mid Cap Growth Securities Fund
                                             Franklin Small Cap Value Securities Fund
                                             Franklin U.S. Government Fund
                                             Franklin Zero Coupon Fund 2005 (1)
                                             Franklin Zero Coupon Fund 2010
                                             Mutual Discovery Securities Fund
                                             Mutual Shares Securities Fund
                                             Templeton Developing Markets Securities Fund
                                             Templeton Foreign Securities Fund
                                             Templeton Growth Securities Fund
-----------------------------------------------------------------------------------------------------------------------
   4.     Allianz Life       Valuemark II    Franklin Money Market Fund - Class 1 *           0.05%       10/01/03
          Insurance          33-26646
          Company of
          New York
-----------------------------------------------------------------------------------------------------------------------
   5.     Allianz Life       Valuemark       CLASS 1 SHARES:                                  0.10%       10/01/03
          Insurance          IV              ---------------
          Company of         333-19699       Franklin Global Communications Securities
          New York                           Fund
                                             Franklin Growth and Income Securities Fund
                                             Franklin High Income Fund
                                             Franklin Income Securities Fund
                                             Franklin Large Cap Growth Securities Fund
                                             Franklin Real Estate Fund
                                             Franklin Rising Dividends Securities Fund
                                             Franklin Small-Mid Cap Growth Securities
                                             Fund
                                             Franklin Small Cap Value Securities Fund
                                             Franklin U.S. Government Fund
                                             Franklin Zero Coupon Fund 2005 (1)
                                             Franklin Zero Coupon Fund 2010
                                             Mutual Discovery Securities Fund
                                             Mutual Shares Securities Fund
                                             Templeton Developing Markets Securities
                                             Fund
                                             Templeton Foreign Securities Fund
                                             Templeton Growth Securities Fund

(1) Franklin Zero Coupon Fund 2005 will be maturing on 12/16/05 and it will be unavailable for investment after that time.
*     This Fund is closed to new investors as of 5/1/04.


  17310-2                             3

-----------------------------------------------------------------------------------------------------------------------
                                PRODUCT                                                                BEGINNING OF
                                NAME/                    FUNDS OF THE TRUST                    FEE      PERIOD FOR
    #        COMPANY         1933 ACT NO.                                                     RATE     COMPUTATION
                                                                                                          OF FEE
-----------------------------------------------------------------------------------------------------------------------
   6.     Allianz Life       Valuemark       Franklin Money Market Fund - Class 1*            0.05%       10/01/03
          Insurance          IV
          Company of         333-19699
          New York
-----------------------------------------------------------------------------------------------------------------------
   7.     Allianz Life       USAllianz       CLASS 2 SHARES:                                  0.20%        10/1/03
          Insurance          Opportunity     ---------------
          Company of         333-75718       Franklin Global Communications Securities
          New York                           Fund
                                             Franklin Growth and Income Securities Fund
                                             Franklin High Income Fund
                                             Franklin Income Securities Fund
                                             Franklin Large Cap Growth Securities Fund
                                             Franklin Real Estate Fund
                                             Franklin Rising Dividends Securities Fund
                                             Franklin Small-Mid Cap Growth Securities
                                             Fund
                                             Franklin Small Cap Value Securities Fund
                                             Franklin U.S. Government Fund
                                             Mutual Discovery Securities Fund
                                             Mutual Shares Securities Fund
                                             Templeton Developing Markets Securities
                                             Fund
                                             Templeton Foreign Securities Fund
                                             Templeton Growth Securities Fund
-----------------------------------------------------------------------------------------------------------------------
   8.     Allianz Life       USAllianz       CLASS 1 SHARES:                                  0.10%        10/1/03
          Insurance          Opportunity     ---------------
          Company of         333-75718       Franklin Zero Coupon Fund 2005 (1)
          New York                           Franklin Zero Coupon Fund 2010
-----------------------------------------------------------------------------------------------------------------------
   9.     Allianz Life       USAllianz       CLASS 2 SHARES:                                  0.20%        10/1/03
          Insurance          Charter II      ---------------
          Company of         333-105274      Franklin Global Communications Securities
          New York                           Fund
                                             Franklin Growth and Income Securities
                                             Fund
                                             Franklin High Income Fund
                                             Franklin Income Securities Fund
                                             Franklin Large Cap Growth Securities Fund
                                             Franklin Real Estate Fund
                                             Franklin Rising Dividends Securities
                                             Fund Franklin Small-Mid Cap Growth Securities
                                             Fund
                                             Franklin Small Cap Value Securities Fund
                                             Franklin U.S. Government Fund
                                             Mutual Discovery Securities Fund
                                             Mutual Shares Securities Fund
                                             Templeton Developing Markets Securities Fund
                                             Templeton Foreign Securities Fund
                                             Templeton Growth Securities Fund


*    This fund is closed to new investors as of 5/1/04.
1. Franklin Zero Coupon Fund 2005 will be maturing on 12/16/05 and it will be unavailable for investment after that time.


  17310-2                              4

----------------------------------------------------------------------------------------------------------------------
                                PRODUCT                                                                BEGINNING OF
      #      COMPANY             NAME/                   FUNDS OF THE TRUST                   FEE       PERIOD FOR
                              1933 ACT NO.                                                    RATE      COMPUTATION
                                                                                                          OF FEE
----------------------------------------------------------------------------------------------------------------------
  10.      Allianz Life       USAllianz      CLASS 1 SHARES:                                 0.10%        10/1/03
           Insurance          Charter II     ---------------
           Company of         333-105274     Franklin Zero Coupon Fund 2005 (1)
           New York                          Franklin Zero Coupon Fund 2010



1. Franklin Zero Coupon Fund 2005 will be maturing on 12/16/05 and it will be unavailable for investment after that time.

  17310-2                              5

                               AMENDMENT NO. 2 TO
                        ADMINISTRATIVE SERVICES AGREEMENT
                        Franklin Templeton Services, LLC
                   Allianz Life Insurance Company of New York

         THIS AMENDMENT is made by and between Franklin Templeton Services, LLC (the "Fund Administrator") and Allianz Life Insurance Company of New York (the "Company").

         WHEREAS, The Company and the Fund Administrator have entered into an Administrative Services Agreement, dated as of October 1, 2003, as may be amended from time to time (the "Agreement"), concerning certain administrative services with respect to each series ("Fund" or "Funds") of Franklin Templeton Variable Insurance Products Trust (the "Trust"), which Funds are investment options in certain variable life insurance and variable annuity contracts issued by the Company; and

         WHEREAS, the Company and the Fund Administrator wish to amend the Agreement for the purpose of changing the name of, and updating certain variable life or variable annuity insurance contracts covered by the Agreement.

         NOW, THEREFORE, in consideration of past and prospective business relations, the Fund Administrator and the Company hereby amend the Agreement as follows:

1. Schedule B of the Agreement is hereby deleted and replaced in its entirety with the Schedule B attached hereto.

2. All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

This Amendment is executed as of June 20, 2006.


 FRANKLIN TEMPLETON SERVICES, LLC     ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK


                                      By: /s/ Stewart D. Gregg
By: /s/ Robert C. Hays                Name: Stewart D. Gregg
Name:  Robert C. Hays                 Title:  Senior Securities Counsel
Title:  Vice President

                                   SCHEDULE B

                         ADMINISTRATIVE EXPENSE PAYMENT

The Fund Administrator agrees to pay the Company a fee, computed daily and paid quarterly in arrears, equal to an annual rate as set forth below, applied to the average daily net assets of the shares of the Funds held in the subaccounts of the Accounts. The payment will be computed and paid in the manner described more completely in the Agreement.

-------- --------------- ----------------- ------------------------------------------------- ----------- --------------
                                                                                                         BEGINNING OF
                                                                                                          PERIOD FOR
   #                      PRODUCT NAME/                                                                   COMPUTATION
            COMPANY        1933 ACT NO.                   FUNDS OF THE TRUST                  FEE RATE      OF FEE
-------- --------------- ----------------- ------------------------------------------------- ----------- --------------
-------- --------------- ----------------- ------------------------------------------------- ----------- --------------
1.       Allianz Life    Allianz           CLASS 2 SHARES:                                     0.20%       10/01/03
         Insurance       Advantage         Franklin Global Communications Securities Fund
         Company of      333-19699         Franklin Growth and Income Securities Fund
         New York                          Franklin High Income Fund
                                           Franklin Income Securities Fund
                                           Franklin Large Cap Growth Securities Fund
                                           Franklin Real Estate Fund
                                           Franklin Rising Dividends Securities Fund
                                           Franklin Small Cap Value Securities Fund
                                           Franklin Small-Mid Cap Growth Securities Fund
                                           Franklin U.S. Government Fund
                                           Mutual Discovery Securities Fund
                                           Mutual Shares Securities Fund
                                           Templeton Developing Markets Securities Fund
                                           Templeton Foreign Securities Fund
                                           Templeton Growth Securities Fund

-------- --------------- ----------------- ------------------------------------------------- ----------- --------------
-------- --------------- ----------------- ------------------------------------------------- ----------- --------------
                                           CLASS 1 SHARES:                                     0.10%       10/01/03
                                           Franklin Zero Coupon Fund 2010

-------- --------------- ----------------- ------------------------------------------------- ----------- --------------
-------- --------------- ----------------- ------------------------------------------------- ----------- --------------

410605-2                                  2

                                                                                                         BEGINNING OF
                                                                                                         PERIOD FOR
   #                      PRODUCT NAME/                                                                   COMPUTATION
            COMPANY        1933 ACT NO.                   FUNDS OF THE TRUST                  FEE RATE      OF FEE
-------- --------------- ----------------- ------------------------------------------------- ----------- --------------
-------- --------------- ----------------- ------------------------------------------------- ----------- --------------
2.       Allianz Life    Valuemark II      CLASS 1 SHARES:                                     0.10%       10/01/03
         Insurance       33-26646          Franklin Global Communications Securities Fund
         Company of                        Franklin Growth and Income Securities Fund
         New York                          Franklin High Income Fund
                                           Franklin Income Securities Fund
                                           Franklin Large Cap Growth Securities Fund
                                           Franklin Real Estate Fund
                                           Franklin Rising Dividends Securities Fund
                                           Franklin Small-Mid Cap Growth Securities Fund
                                           Franklin Small Cap Value Securities Fund
                                           Franklin U.S. Government Fund
                                           Franklin Zero Coupon Fund 2010
                                           Mutual Discovery Securities Fund
                                           Mutual Shares Securities Fund
                                           Templeton Developing Markets Securities Fund
                                           Templeton Foreign Securities Fund
                                           Templeton Growth Securities Fund
-------- --------------- ----------------- ------------------------------------------------- ----------- --------------
-------- --------------- ----------------- ------------------------------------------------- ----------- --------------
                                           Franklin Money Market Fund - Class 1*               0.05%       10/01/03

-------- --------------- ----------------- ------------------------------------------------- ----------- --------------
-------- --------------- ----------------- ------------------------------------------------- ----------- --------------
3.       Allianz Life    Valuemark IV      CLASS 1 SHARES:                                     0.10%       10/01/03
         Insurance       333-19699         Franklin Global Communications Securities Fund
         Company of                        Franklin Growth and Income Securities Fund
         New York                          Franklin High Income Fund
                                           Franklin Income Securities Fund
                                           Franklin Large Cap Growth Securities Fund
                                           Franklin Real Estate Fund
                                           Franklin Rising Dividends Securities Fund
                                           Franklin Small-Mid Cap Growth Securities Fund
                                           Franklin Small Cap Value Securities Fund
                                           Franklin U.S. Government Fund
                                           Franklin Zero Coupon Fund 2010
                                           Mutual Discovery Securities Fund
                                           Mutual Shares Securities Fund
                                           Templeton Developing Markets Securities Fund
                                           Templeton Foreign Securities Fund
                                           Templeton Growth Securities Fund
-------- --------------- ----------------- ------------------------------------------------- ----------- --------------
-------- --------------- ----------------- ------------------------------------------------- ----------- --------------
                                           Franklin Money Market Fund - Class 1*               0.05%       10/01/03

-------- --------------- ----------------- ------------------------------------------------- ----------- --------------
-------- --------------- ----------------- ------------------------------------------------- ----------- --------------

------------------------------------------
* This Fund is closed to new investors as of 5/1/04.


410605-2                                  3

                                                                                                         BEGINNING OF
                                                                                                          PERIOD FOR
   #                      PRODUCT NAME/                                                                   COMPUTATION
            COMPANY        1933 ACT NO.                   FUNDS OF THE TRUST                  FEE RATE      OF FEE
-------- --------------- ----------------- ------------------------------------------------- ----------- --------------
-------- --------------- ----------------- ------------------------------------------------- ----------- --------------
4.       Allianz Life    Allianz           CLASS 2 SHARES:                                     0.20%        10/1/03
         Insurance       Opportunity       Franklin Global Communications Securities Fund
         Company of      333-75718         Franklin Growth and Income Securities Fund
         New York                          Franklin High Income Fund
                                           Franklin Income Securities Fund
                                           Franklin Large Cap Growth Securities Fund
                                           Franklin Real Estate Fund
                                           Franklin Rising Dividends Securities Fund
                                           Franklin Small-Mid Cap Growth Securities Fund
                                           Franklin Small Cap Value Securities Fund
                                           Franklin U.S. Government Fund
                                           Mutual Discovery Securities Fund
                                           Mutual Shares Securities Fund
                                           Templeton Developing Markets Securities Fund
                                           Templeton Foreign Securities Fund
                                           Templeton Growth Securities Fund

-------- --------------- ----------------- ------------------------------------------------- ----------- --------------
-------- --------------- ----------------- ------------------------------------------------- ----------- --------------
                                           CLASS 1 SHARES:                                     0.10%        10/1/03
                                           --------------
                                           Franklin Zero Coupon Fund 2010

-------- --------------- ----------------- ------------------------------------------------- ----------- --------------
-------- --------------- ----------------- ------------------------------------------------- ----------- --------------
5.       Allianz Life     Allianz          CLASS 2 SHARES:                                     0.20%        10/1/03
         Insurance       Charter II        Franklin Global Communications Securities Fund
         Company of      333-105274        Franklin Growth and Income Securities Fund
         New York                          Franklin High Income Fund
                                           Franklin Income Securities  Fund
                                           Franklin Large Cap Growth Securities Fund
                                           Franklin Real Estate Fund
                                           Franklin Rising Dividends Securities Fund
                                           Franklin Small-Mid Cap Growth Securities Fund
                                           Franklin Small Cap Value Securities Fund
                                           Franklin U.S.Government Fund
                                           Mutual Discovery Securities Fund
                                           Mutual Shares Securities Fund
                                           Templeton Developing Markets Securities Fund
                                           Templeton Foreign Securities Fund
                                           Templeton  Growth Securities Fund
-------- --------------- ----------------- ------------------------------------------------- ----------- --------------
-------- --------------- ----------------- ------------------------------------------------- ----------- --------------
                                           CLASS 1 SHARES:                                     0.10%        10/1/03
                                           --------------
                                           Franklin Zero Coupon Fund 2010
-------- --------------- ----------------- ------------------------------------------------- ----------- --------------

410605-2                                  4